EXHIBIT 10.144
                                                                  --------------

                           LOCKWOOD ACQUISITIONS CORP.

                               8% CONVERTIBLE NOTE
                                DUE JULY 30, 2006


$500,000                                                          JULY 30, 1999



         LOCKWOOD ACQUISITIONS CORP., a Florida corporation (the "Company"), for value received, hereby promises to pay to the order of LARRY L. JOHNSON ("Payee"), the principal sum of $500,000 (subject to reduction upon optional prepayment as provided in Section 2 hereof), in immediately available funds in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts, together with interest from the date hereof on the unpaid principal sum from time to time outstanding at the rate of 8% per annum, computed on the basis of a 365-day year, in like currency, on the dates specified in Section 1 hereof, until payment in full of said principal sum has been made by the Company. The indebtedness evidenced by this Note and the claim to interest thereon are subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness (as defined in Section 6 hereof) of the Company, whether outstanding at the time hereof or thereafter incurred and the holder of this Note by acceptance hereof agrees to and shall be bound by such subordination.

         1. PAYMENT. (a) The Company shall be obligated or required to reduce or pay the principal outstanding on this Note in seven (7) consecutive annual installments, commencing July 30, 2000 and continuing each July 30 thereafter until July 30, 2006 (the "Maturity Date"). The first six (6) principal installments shall be in the amount of $71,428.00 each, and the last such installment shall be in the amount of $71,432.00. The Company will pay interest, in arrears, on the principal indebtedness outstanding hereunder from time to time, at the above rate, on each July 30 and January 31 until maturity. The Company will pay all amounts payable in respect to the principal of, or interest on, this Note at the office of the Payee at the address appearing in this Note or at such other place as the Payee may designate in writing to the Company in funds collectible at such address on the date which is the next business day following the dates prescribed in this Note for payment of this principal or interest, without the necessity of any presentment of such Note by the Payee. By acceptance of this Note, the Payee agrees that the Payee will make appropriate endorsements thereon and to all payments which may have been made on account of the principal thereof and interest thereon, and that the Payee will promptly deliver and surrender the Note to the Company upon full payment thereof.



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                  (b) At Payee's option, Payee shall have the right, upon
written notice to the Company not less than 30 days prior to a principal payment date, to defer until the Maturity Date the payment of the principal installment otherwise due on such payment date, in which case such deferred principal installment shall continue to bear interest at the above rate until paid.

         2. OPTIONAL PREPAYMENTS. Provided that (i) the average Trading Price (calculated as provided in Section 1.4(c) of the Agreement and Plan of Merger and Reorganization dated as of July 1, 1999 among Display Technologies, Inc. ("DTEK"), the Company, Payee and Kurt R. Johnson) of the common stock, par value $.001 per share ("Common Stock"), of DTEK equals or exceeds $7.00 per share for any ten (10) consecutive trading days, and (ii) notice required by subsection 2(a) shall have been delivered, thereafter the Company at its option may prepay at any time all or from time to time any part of this Note without penalty or premium.

                  (a) Notice of Prepayment. The Company will give written notice of each prepayment of this Note or any portion thereof to the Payee by first-class mail not less than 30 days prior to the date fixed for such prepayment, which notice shall specify the amount thereof so to be prepaid and the date fixed for such prepayment. Such notice shall be mailed to the Payee at the address appearing in this Note unless the Payee shall have filed in writing with the Company another address for such purpose, in which event such notice shall be mailed to such address most recently filed. Upon notice of any prepayment being given as provided herein, the Company shall prepay on the date fixed for such prepayment, the entire principal amount of the Note or the portion thereof, as the case may be, so to be prepaid, as specified in such notice, together with accrued but unpaid interest thereon to such date fixed for prepayment.

                  (b) Company Prepayment Rights. The Payee understands that the Company has the sole discretion to determine the timing and amount of any permitted prepayment.

         3. ASSIGNABILITY. The Payee shall not have the right to assign or otherwise transfer in whole or in part this Note or any of the obligations evidenced hereby, without the prior written approval of the Company, which approval will not be unreasonably withheld. As soon as practicable upon the surrender of this Note following any such approved assignment, together with written instructions from the assignor and assignee as to issuance of replacement notes, the Company shall issue a replacement note or notes, containing the same terms and provisions stated herein, in accordance with such written instructions.

         4. REPLACEMENT. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Note and, if requested in the case of such loss, theft or destruction, upon delivery of such indemnity as may be required by the Company or, in the case of any such mutilation, upon surrender and cancellation of this Note, the Company will issue a new Note, of like tenor, in lieu of such lost, stolen, destroyed or mutilated Note.

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         5.       CONVERSION.

                  (a) Conversion Right. Subject to the provisions of Section 5(c) below, the Payee at any time after the date of this Note (or as to all or any portion of the Note, as the case may be, as to which notice of prepayment shall have been given, at any time up to the close of business on the business day prior to the date fixed for prepayment), may convert this Note in whole or in part into as many fully paid and non-assessable shares of Common Stock as the principal amount of this Note so converted is a multiple of the applicable conversion price as hereinafter determined pursuant to this Section 5, and upon the terms and subject to the conditions hereinafter specified in this Section 5 upon surrender of this Note to the Company at its principal office in the State of Florida (or at the office or agency maintained for such purpose) at any time during usual business hours at the office of the Company or such agency, accompanied if so required by the Company by a written instrument or instruments of transfer in form satisfactory to the Company duly executed by the Payee.

                  (b) Interest Payment. Upon the conversion of this Note or any portion thereof, all accrued and unpaid interest on the principal amount converted shall be paid to the Payee by the Company.

                  (c) Conversion Price. The Company presently has outstanding certain convertible debentures (the "Renaissance Debentures") in the aggregate principal amount of $3,500,000 issued to Renaissance Capital Growth & Income Fund III, Inc. and Renaissance U.S. Growth & Income Trust, PLC. The Renaissance Debentures contain certain provisions that require certain adjustments to the conversion price of the Renaissance Debentures under certain circumstances if the Company issues shares of Common Stock at a price or for consideration having a value less than the conversion price of the Renaissance Debentures then in effect (the "Renaissance Price Adjustment Provisions"). The conversion price per share of Common Stock issuable upon conversion of this Note shall be $4.53 per share; PROVIDED, HOWEVER, that the conversion price shall be reduced to $3.50 per share upon the earlier to occur of (i) the full payment and discharge of the Renaissance Debentures; or (ii) the modification of the Renaissance Price Adjustment Provisions so as to permit exercise of the conversion rights under this Note at the conversion price of $3.50 per share without a corresponding downward adjustment in the conversion price of the Renaissance Debentures. Further, the foregoing conversion price shall be subject to adjustment from time to time as follows:

                           (1) In case DTEK shall pay or make a dividend or
other distribution upon any stock of DTEK payable in Common Stock, the conversion price in effect at the opening of business on the day following the date fixed for the determination of shareholders entitled to receive such dividend or other distribution shall be reduced by multiplying such conversion price by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination and the denominator shall be the sum of such number of shares and the total number of shares constituting such dividend or other distribution, such reduction to become effective immediately after the opening of business on the day following the date fixed for such determination.

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                           (2) In case DTEK shall issue warrants or rights to
all holders of its Common Stock entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the conversion price in effect at the opening of business on the day following the date fixed for determination of shareholders entitled to receive such rights or warrants, the conversion price in effect at the opening of business on the day following the date fixed for such determination shall be adjusted to a price (calculated to the nearest cent) determined by dividing (aa) an amount equal to the sum of (i) the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination multiplied by the then existing conversion price, plus (ii) the aggregate offering price of the total number of shares of Common Stock so offered for subscription or purchase, by (bb) the sum of (i) the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus (ii) the number of shares of Common Stock so offered for subscription or purchase, such reduction to become effective immediately after the opening of business on the day following the date fixed for such determination.

                           (3) In case outstanding shares of Common Stock shall
be subdivided into a greater number of shares of Common Stock, the conversion price in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately reduced, and, conversely, in case outstanding shares of Common Stock shall each be combined into a smaller number of shares of Common Stock, the conversion price in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately increased, such reduction or increase, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

                           (4) In case, at any time after July 30, 1999, DTEK
shall sell any shares of Common Stock (except as provided in Subsection 5(c)(5)) for a cash consideration per share less than the conversion price in effect immediately prior to such sale, then forthwith upon such issue or sale, the conversion price in effect immediately prior to such issue or sale shall be adjusted to a price (calculated to the nearest cent) determined by dividing (x) an amount equal to the sum of (aa) the number of shares of Common Stock outstanding immediately prior to such issue or sale multiplied by the then existing conversion price, and (bb) the consideration, if any, received by DTEK upon such sale, by (y) the total number of shares of Common Stock outstanding immediately after such issue or sale. The consideration received upon any sale of Common Stock for cash shall be deemed to be the amount of cash received by DTEK therefor, before deducting therefrom any underwriting commissions or placement fees, concessions or discounts and any other expenses paid, incurred or allowed by DTEK in connection with the sale of such shares.

                           (5) Anything herein to the contrary notwithstanding,
DTEK shall not be required to make any adjustment of the conversion price as a result of or in connection with: (i) the issuance of Common Stock, either directly or upon the exercise of stock options, to employees pursuant to any stock option plans, stock compensation plans, incentive compensation plans, or employment agreements adopted or approved by DTEK's Board of Directors; (ii) the issuance of Common Stock pursuant to other options or warrants issued prior to July 30, 1999; or (iii) the issuance of shares of Common Stock as a part of or in combination with an acquisition, combination,

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or merger transaction between DTEK, or any subsidiary of DTEK, and any corporation, provided that DTEK or such subsidiary is the surviving Person in such acquisition, combination or merger transaction or if a Person other than DTEK or such subsidiary is the surviving Person, such surviving Person shall execute and deliver to the Payee a supplemental agreement providing that the Payee shall have the right thereafter, during the period the Note shall be convertible, to convert the Note into the kind and amount of securities, cash or other property receivable upon such acquisition, combination or merger transaction by a holder of the number of shares of Common Stock into which the Note might have been converted immediately prior to such acquisition, combination or merger transaction, assuming such holder of Common Stock is not an Affiliate with which DTEK consolidated or into which DTEK merged or by which such acquisition was made. Such supplemental agreement shall provide for adjustments which, for events subsequent to the effective date of such supplemental agreement, shall be as nearly equivalent as may be practicable to the adjustments provided in this Section 5(c). The provisions of this subsection 5(c)(5)(iii) shall similarly apply to successive acquisitions, combinations or merger transactions.

                           (6) Whenever a conversion price shall be adjusted as
required by the provisions of this Section 5(c), DTEK shall forthwith file in the custody of its Treasurer at its principal office, an officer's certificate showing the adjusted conversion price determined as provided in this Section 5(c), setting forth in reasonable detail the facts requiring the adjustment of such price, including a statement of the number of additional shares of Common Stock, if any, issued by it, the consideration received by it for such shares, determined as in this Section 5(c) provided, and such other facts as shall be necessary to show the reason for and the manner of computing such adjustment. Each such officer's certificate shall be made available at all reasonable times for inspection by the Payee.

                  (d) Fractional Shares. No fractional shares or scrip representing fractional shares shall be issued upon the conversion of this Note. If the conversion of this Note results in a fraction, the Payee shall have the right to receive a cash payment (payable by check) equal to the value of such fractional interest based upon the conversion price.

                  (e) Effect of Reclassifications, Etc. In case of any reclassification or change of outstanding shares of Common Stock issuable upon conversion of this Note (other than a change in par value, or from par value to no par value, or from no par value to par value), or as a result of a subdivision, combination, consolidation or merger of DTEK with or into another corporation, or any sale or conveyance to another corporation of the property of DTEK as an entirety or substantially as an entirety), DTEK shall execute with the Payee a supplemental agreement providing that the Payee shall have the right thereafter to convert this Note into the kind and amount of shares of stock and other securities and property receivable upon such reclassification or change by a holder of the number of shares of Common Stock of DTEK into which this Note might have been converted immediately prior to such reclassification or change. The above provisions of this Section 5(e) shall similarly apply to successive reclassifications and changes of shares of Common Stock.

                  (f) DTEK to Reserve Stock. DTEK covenants that it will at all times reserve and keep available out of its authorized Common Stock, solely for the purpose of issue upon conversion

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of this Note as herein provided, such number of shares of Common Stock as shall then be issuable upon the conversion of this Note. DTEK covenants that all shares of Common Stock which shall be so issuable shall be duly and validly issued and fully paid and non-assessable.

                  (g) Taxes on Conversion. The issuance of certificates of shares of Common Stock upon the conversion of this Note shall be made without charge for any tax in respect of the issuance of such certificates and such certificates shall be issued in the name of the holder of the Note converted; provided, however, that neither the Company nor DTEK shall be required to pay any tax which may be payable in respect of any transfer involved in the issuance or delivery of any such certificate in a name other than that of the holder of the Note converted, and DTEK shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to DTEK the amount of such tax or shall have established to the satisfaction of DTEK that such tax has been paid.

                  (h) Issuance of Common Stock Upon Conversion. Within a reasonable time, not exceeding 30 days, after the surrender of this Note for conversion, DTEK shall deliver or cause to be delivered to or upon the written order of the holder of the Note so surrendered certificates representing the number of fully paid and non-assessable shares of Common Stock into which such Note may be converted in accordance with the provisions of Section 5. Subject to the following provisions of this Section such conversion shall be deemed to have been made at the close of business on the date that such Note shall have been surrendered for conversion, so that the rights of the holder of such Note shall be treated for all purposes as having become the record holder or holders of such shares of Common Stock at such time and such conversion shall be at the conversion price in effect at such time; provided, however, that no such surrender on any date when the stock transfer books of DTEK shall be closed shall be effective to constitute the person or persons entitled to receive the shares of Common Stock upon such conversion as the record holder or holders thereof on such date, but such surrender shall be effective to constitute the persons or persons entitled to receive such shares of Common Stock as the record holder or holders thereof for all purposes at the close of business on the next succeeding day on which such stock transfer books are open and such conversion shall be at the conversion price in effect on the date on which such Note shall have been surrendered for conversion.

         If the last day for the exercise of the conversion right shall be a Sunday or shall be in the State of Florida a legal holiday or a day on which all banking institutions are authorized by law to close, then such conversion right may be exercised on the next succeeding day not in the said State a legal holiday or a day on which banking institutions are authorized by law to close.

         6. SUBORDINATION OF NOTE. The payment of the principal of and premium, if any, and interest on this Note are subordinated in right of payment to the prior payment in full of all Senior Indebtedness, as set forth in this Section
6. Upon any payment or distribution of assets to creditors upon any liquidation, dissolution, or winding-up, reorganization, assignment for the benefit of creditors, marshalling of assets, or any bankruptcy, insolvency, or similar proceedings of the Company, the holders of all Senior Indebtedness will first be entitled to receive payment in full of all amounts due or to become due thereon before the holder of this Note will be entitled to receive

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any payment in respect of the principal of or premium, if any, or interest on the Notes. In the event of the acceleration of the maturity of this Note (other than as the result of optional prepayment), the holders of all Senior Indebtedness outstanding at the time of such acceleration will first be entitled to receive payment in full of all amounts due thereon before the holder of the Note will be entitled to receive any payment upon the principal of or premium, if any, or interest on this Note. No payments on account of principal, premium, if any, or interest in respect to this Note may be made if there shall have occurred and be continuing any default in any payment with respect to Senior Indebtedness, or an event of default with respect to any Senior Indebtedness resulting in the acceleration of the maturity thereof, or if any judicial proceeding shall be pending with respect to any such default. For purposes of this Note, "Senior Indebtedness" is defined to mean the principal of (and premium, if any) and interest on (i) all indebtedness of the Company (including indebtedness of others guaranteed by the Company), other than this Note, whether outstanding on the date of issuance of the Note or thereafter created, incurred, or assumed, which is (a) owed to a commercial bank, savings bank, savings and loan association, mortgage company, insurance company, or other recognized institutional lender, and (b) evidenced by a promissory note or similar instrument, and (ii) all amendments, renewals, extensions, modifications, and refundings of any such indebtedness, unless in any case in the instrument creating or evidencing any such indebtedness or pursuant to which the same is outstanding it is provided that such indebtedness is not superior in the right of payment to the Note.

         7. COVENANTS. The Company will (i) pay when due all payments of principal of, and premium and interest on, the Note, and (ii) provide annual DTEK consolidated financial statements for the Company to the holder of the Note. The Company will not (i) sell or otherwise transfer ownership (including any transfer by merger or other operation of law) of substantially all the assets of the Company, or (ii) pay any dividends or other distributions in respect of any shares of its stock (including repurchases, redemptions, or other retirements of any shares of such stock) if any Event of Default (as defined in
Section 8) shall at the time exist and be continuing.

         8. DEFAULTS AND REMEDIES. If one or more of the following events (each an "Event of Default") shall occur and be continuing:

                  (a) Default for thirty (30) days after the date due in the payment of principal of, and premium, if any, or interest on this Note;

                  (b) Default for 30 days after notice in performance of any other covenant in this Note; or

                  (c) The Company or DTEK shall file a petition in bankruptcy, make an assignment for the benefit of its creditors, or consent to or acquiesce in the appointment of a receiver for all or a substantial part of its property, or a petition in bankruptcy or for the appointment of a receiver shall be filed against the Company or DTEK and remain unstayed for at least 90 days;

then, in any such event, the holder of this Note may, by written notice to the Company, declare the principal of this Note immediately due and payable and, upon such declaration, the maturity of this

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Note shall accelerate and it shall become due and payable together with interest from the date of such declaration at a rate equal to 12% per annum. The holder of this Note shall be entitled to recover reasonable attorneys' fees and costs incurred in enforcing this Note.

         9. NO RECOURSE AGAINST OTHERS. No director, officer, employee or stockholder of the Company or DTEK shall have any liability for any obligations of the Company under this Note or for any claim based on, in respect of, or by reason of such obligation or its creation. The Payee and any subsequent holder by accepting this Note and any note issued in replacement hereof waives and releases all such liability. The waiver and release are part of the consideration for the issue of this Note and any note in replacement hereof.

         10. COMMUNICATIONS AND NOTICES. All communications and notices provided for in this Note shall be sent by mail to the Payee at 10850-M Hanna Street, Beltsville, MD 20705, in the manner provided for notices of prepayment in
Section 2(a) hereof and, if to the Company or DTEK, at 5029 Edgewater Drive, Orlando, Florida 32810, attention J. William Brandner. Any party hereto and any subsequent holder of the Note may from time to time change its address by written notice to the other parties.

         11. GOVERNING LAW; VENUE. This Note shall be construed in accordance with and governed by the laws of the State of Florida (excluding the conflicts of laws provision thereof). The sole and exclusive venue for any action arising out of this Note shall be a state or federal court situated in Orange County, Florida, and the parties hereby each consent to the jurisdiction of such court.

         12.      SECURITIES RESTRICTIONS.

                  THE NOTE AND THE COMMON STOCK ISSUABLE UPON CONVERSION OF THE NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES ACTS. NEITHER SAID SECURITIES NOR ANY SECURITIES WHICH MAY BE ISSUED IN EXCHANGE FOR, UPON THE CONVERSION OF, OR OTHERWISE IN RESPECT OF, SAID SECURITIES MAY BE SOLD, OFFERED FOR SALE, OR ENCUMBERED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO SUCH SHARES OR SECURITIES UNDER SAID SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES ACTS, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

         Appropriate stop transfers will be noted on the stock and other corporate records.



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         IN WITNESS WHEREOF, LOCKWOOD ACQUISITIONS CORP. has caused this Note to be executed in its corporate name by its President on the date and year first above written.


                                  LOCKWOOD ACQUISITIONS CORP.


                                  By:
                                      ------------------------------------------
                                           J. William Brandner, Chairman

                                  DISPLAY TECHNOLOGIES, INC.
                                  (AS TO ARTICLE 5 ONLY)

                                  By:
                                      ------------------------------------------
                                           J. William Brandner
                                           President and Chief Executive Officer


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